LEHMAN BROTHERS 2006 High Yield Bond & Syndicated Loan Conference March 16, 2006

Opening Remarks 400 East Kaliste Saloom Road, Suite 6000 Lafayette, Louisiana 70508 Phone: (337) 232-7028 Fax: (337) 232-0044 www.petroquest.com NYSE: PQ Corporate Contact: Todd Zehnder The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, the impact of inclement weather conditions including hurricanes, drilling and operating risks, uncertainties about the estimates of reserves, competition, environmental risks, government regulation and the ability of the company to meet its stated business goals.

Corporate Characteristics Historically, our growth has come through the drill bit and strategic acquisitions 7-year historical drilling success - 88% 7-year F&D and Reserve Replacement - $2.52/Mcfe and 255% Added resource play acreage to growth profile - closed 12 acquisitions (68 Bcfe) since December 2003 (blended cost of $1.44/Mcfe) Top quartile operator among peers Highly experienced team with proven track record for generating shareholder returns

97 98 99 00 01 02 03 04 05 Stock Price 1.12 0.81 1.59 4.25 5.32 4.15 3.17 4.96 11.45 9 Enterprise Value ($MM) 11.5 7.8 37.9 127.8 190.9 179.1 162.6 258.6 700 530 Adding Up Our Milestones Merger $0.81 $5.32 $700 $163 $11.45

Seven Years of Growth Reserves 38% CAGR Production 39% CAGR Cash Flow 137% CAGR Shareholders' Equity 35% CAGR Stock price 39% CAGR

Company Growth Strategy Optimize Existing Production Development Drilling Resource Play Development Synergistic Acquisitions Exploration Program Increases in Corporate Metrics

Our Properties Arkoma Basin East Texas Gulf Coast Region Lafayette Houston New Orleans PQ operated We have grown beyond being solely a Gulf Coast Basin company - 8.1 R/P Ratio at 12/31/05 50% Reserves 50% Reserves

EAST TX ARKOMA South Louisiana Offshore GOM CONVENTIONAL PLAYS UNCONVENTIONAL PLAYS Proved Reserves (1) 40.1 25.4 14.5 50.9 Drilling Locations (1) 180 679 22 35 Yearly Prod. (2) EAST TEXAS ARKOMA SOUTH LOUISIANA OFFSHORE GULF OF MEXICO Our Portfolio Three separate basins - all poised for growth Three separate basins - all core to PQ Gulf Coast Net Unrisked Inventory (1) 83 515 188 216 (1) As of December 31, 2005 (reserves and inventory in Bcfe) (2) Based on guidance for 2006 (62 - 69 MMcfe/day) E. Texas Arkoma S. Louisiana Offshore GOM East 15 11 29 45 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

Propelling our Future Growth Approximately 40% of projected reserve growth will come from new "resource" plays 50% of our reserves are in long-lived basins To date - 94% drill bit success rate in long-lived areas 30% of our daily production is from these areas Concentration in three core areas with significant control of operations Large acreage positions with expansion potential Facilities ownership and control Value adding potential through technology improvements in long-lived areas

Arkoma Basin Oklahoma Arkansas Over 31,000 net acres in the Hartshorne Coal Approximately 500 Hartshorne Coal locations identified Three rigs working full time in the Hartshorne Coal Typical economics: .6 Bcf; $500,000 completed well cost; 150-500 Mcf/day I.P. rate Additional upside in other horizons (Cromwell, Booch) Operate 152 miles of gathering system Current production of ~8,000 Mcf/day from the Hartshorne coal; increasing monthly Hartshorne Coal Arkoma Basin

Arkoma Basin Horizontal Coal Bed Methane Well Economics Capital Expenditure $0.5MM Reserves 0.6 Bcfe F&D Cost (per Mcf) $.83 LOE $0.65 / Mcfe I.P. Rate 0.25 MMcfe/d Reserve Life 25 years 4 6 8 10 East 23 51 77 104 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Internal Rate of Return (%) Gas Price (per Mcf)

Arkoma Basin - Emerging Resource Play Arkoma Basin Caney / Woodford Shale PQ acreage LEGEND Caney Woodford Shale Trend Fayetteville Shale Trend Barnett Shale Trend Texas Oklahoma Louisiana Arkansas Caney / Woodford Shale Over 17,000 net acres Projected 80 acre spacing - 200 locations Projected 40 acre spacing - 400 locations Current economics per well: 2.5 Bcf; $3.2MM completed well cost; 2.2 MMcf/day I.P. rate PQ plans to begin development of our shale acreage during April 2006

East Texas Basin 58,000 gross acres; anchored by SE Carthage Field 13 MMcfe/day net production (average of 12/05) 12,500 Mcfe/day net production in SE Carthage Field 500 Mcfe/day net production in other areas Travis Peak and Cotton Valley Formations $1.9 MM average well cost - dual completion 1+ Bcfe reserve potential per well Over 100 identified locations in SE Carthage Field Four new areas entered during 2005 with 80+ possible locations Two full time rigs working in the basin

East Texas Basin East Texas Basin SE CARTHAGE GROSS ACRES: 45,000 I.P. RATE - 1,300 MCF/DAY POTENTIAL DRILLS: 100+ SOUTH HAWKINS GROSS ACRES: 951 I.P. RATE - 500 MCF/DAY POTENTIAL DRILLS: 5+ NICKLAUS PROSPECT GROSS ACRES: 1,055 POTENTIAL DRILLS: 15+ JONES PROSPECT GROSS ACRES: 2,540 POTENTIAL DRILLS: 15+ SOUTH ALTO GROSS ACRES: 4,845 I.P. RATE - 1,000 MCF/DAY POTENTIAL DRILLS: 15 HOGAN PROSPECT GROSS ACRES: 1,613 POTENTIAL DRILLS: 15+ PALMER PROSPECT GROSS ACRES: 1,900 POTENTIAL DRILLS: 15+ PROSPECTS DISCOVERIES TEXAS

East Texas Basin 4 6 8 10 East 3 19 35 52 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Capital Expenditure $1.9MM Reserves 1.1 Bcfe F&D Cost (per Mcf) $1.73 LOE $0.73 / Mcfe I.P. Rate 1.3 MMcfe/d Reserve Life 30+ years Internal Rate of Return (%) Gas Price (per Mcf) Carthage Field - Dual Completed Well Economics

Resource Players Cash Flow Comparison PetroQuest Energy Bill Barrett Corp Carrizo Oil & Gas Denbury Resources EOG Resources Gasco Energy Goodrich Petroleum Quicksilver Resources Southwestern Energy The Exploration Co. Ultra Petroleum Average, excluding PetroQuest Average, excluding high / low & PetroQuest 2005 CF Multiple(1) 6.8 9.0 13.5 9.3 8.0 119.0(2) 17.6 19.7 20.0 12.9(3) 26.5 25.5 12.8 2006 CF Multiple(1) 4.3 7.1 9.8 7.9 7.0 55.3 (2) 7.6 12.5 14.2 8.0(3) 19.4 14.9 8.6 (1) Completion of estimates from the Gerdes Group as of 1/31/06 (2) Jefferies & Co. estimate (3) A.G. Edwards estimate

2006 South Louisiana Drilling Program 2006 South Louisiana Drilling Program Oakbourne (Drilling) Turducken Cayenne (Completing) The Farm Lafayette Pelican Point (Completing) Grey Plantation English Turn Atchafalaya

2006 South Louisiana Drilling Program

2006 Gulf of Mexico Drilling Program Pacific Grove Lafayette Grayhawk (Completing) Pine Valley Denali (Drilling) WC Drilling Program SS 72 Drilling Program

2006 Gulf of Mexico Drilling Program

Consistent Approach Generates Continued Growth Economic reserve additions and production growth Effective cost control Balanced portfolio of projects Use acquisitions to augment future drilling program

Growth in Reserves 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 East 13.585 28.289 48.824 82.225 68.685 54.31 55.507 65.427 West 28.951 29.385 40.098 North 16.463 25.447 Resource Play Inventory Wedge East Texas Arkoma Gulf Coast Bcfe 2006 2007

Cash Flow Growth 1998 1999 2000 2001 2002 2003 2004 2005 2006 East -960 4.59 15.926 42.317 32.813 32.915 70.31 83 West 38.6 34.6 31.6 North 46.9 45 43.9 in millions

Gross Margin 1998 1999 2000 2001 2002 2003 2004 2005 East -0.07 1.23 3.08 3.06 2.44 3.43 4.47 5.97 West North $ / Mcf

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 29 24 27 20 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Capital Investment Program - Our Change is Complete Onshore Offshore 100% Gulf Coast 29% East Texas 20% Arkoma 24% South Louisiana 27% GOM $145 - 160 million Drill 158 Wells $64 million Drill 10 Wells 2002 2006

Drilling Activity Leads to Production Growth 1998 1999 2000 2001 2002 2003 2004 2005 2006E Completed 2 6 8 13 10 10 33 78 158 Drilled 0 1 2 3 3 2 1 8 North

We're Forecasting Production Growth 1998 1999 2000 2001 2002 2003 2004 2005 2006E Gulf Coast 1.553 3.461 4.848 13.774 13.34 9.267 12.206 11.3 24 East Texas 0.033 1.758 3.1 Arkoma 0.252 1.7 Gulf Coast East Texas Arkoma Bcfe

Framework for Future Growth PetroQuest has the inventory and capability to continue its steady production and reserve growth in all three basins Resource plays forecasted to grow production and reserves in our long-lived areas Continue to improve operating efficiencies in our long- lived areas through continuous drilling 15 high quality exploration prospects in inventory Balance sheet supports reserve base expansion Management owns largest portion of company among peer group